UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2010

AIVTECH INTERNATIONAL GROUP CO.
(Exact name of registrant as specified in its charter)

Nevada	333-161941	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 East, Hightech Plaza, Phase 2, Tian'An Cyber Park
FuTian District, ShenZhen City, GuangDong Province, China
 (Address of Principal Executive Offices) (Zip Code)

+86 (139) 2349-3889
 (Issuer Telephone number, including area code)

 (Former name or former address, if changed since last report)
_____________________

Copies to:
Gregg E. Jaclin, Esq.
Yarona Y. Liang, Esq.
Anslow + Jaclin,  LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Explanatory Note

On May 12, 2010, AIVtech International Group Co., formerly known as Ecochild, Inc. (the “Company”) filed a Form 8-K (the “Initial Form 8-K”) describing the completion of a share exchange transaction with AIVtech Holding (Hong Kong) Limited (“AIVtech”) and its shareholders that resulted in AIVtech becoming a wholly-owned subsidiary and the new operating business of the Company on May 12, 2010. The share exchange transaction was accounted for as a reverse acquisition and recapitalization and, as a result, the consolidated financial statements of the Company (the legal acquirer) will, in substance, be those of AIVtech (the accounting acquirer), with the assets and liabilities, and revenues and expenses, of the Company being included effective from the date of the share exchange transaction.

On June 1, 2010, a Current Report on Form 8-K/A (“Form 8-K/A Amendment No. 1”) was filed as an amendment to the Initial Form 8-K to furnish the consolidated financial statements of AIVtech as of March 31, 2010 and 2009. Additionally, we revised certain disclosures under Item revise certain disclosures under Item 4.01 (Changes in Registrant’s Certifying Accountant) and Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) in the Initial Form 8-K to correct inadvertent drafting errors.

This Current Report on Form 8-K/A Amendment No. 2 (“Form 8-K/A Amendment No. 2”) is being filed to amend the errors in sales and cost of sales contained in the consolidated financial statements of AIVtech as of March 31, 2010 and 2009.

This Form 8-K/A Amendment No. 2 is limited in scope to the revisions described above and does not amend, update, or change any other items or disclosures contained in the Initial Form 8-K Form 8-K/A Amendment No. 1. Accordingly, all other items that remain unaffected are omitted in this filing. The filing of this Form 8-K/A Amendment No. 2 shall not be deemed an admission that the Initial Form 8-K and Form 8-K/A Amendment No. 1, when filed, intentionally included any known untrue statement of material fact or knowingly omitted to state a material fact necessary to make a statement not misleading.

Item 9.01       Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement by and between the Company, AIVtech Holding (HK) Limited and the AIVtech Shareholders, dated May 12, 2010 (2)

3.1	Certificate of Incorporation (1)

3.2	By Laws (1)

3.3	Amendment to Certificate of Incorporation (3)

16.1	Letter from Ronald R. Chadwick, P.C., dated May 14, 2010 (2)

99.1	The Audited Consolidated Financial Statements of AIVtech as of December 31, 2009 and 2008 (2)

99.2	The Unaudited Pro Forma Financial Information of Ecochild, Inc. (2)

99.3	The Unaudited Consolidated Financial Statements of AIVtech as of March 31, 2010 and 2009 *

* filed herein.

(1) Incorporated by reference to the Company’s Registration Statement on Form S-1 filed with the SEC on September 16, 2009.
(2) Incorporated by reference to the Company’s current report on Form 8-K filed with the SEC on May 14, 2010.
(3) Incorporated by reference to the Company’s current report on Form 8-K/A filed with the SEC on June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AIVTECH INTERNATIONAL GROUP CO.

Date: June 24, 2010	By:	/s/ JinLin Guo
JinLin Guo President, CEO and Chairman of the Board of Directors